                              PROCYON CORPORATION
                                   Suite 410
                             1150 Cleveland Street
                           Clearwater, Florida 34615

                                PROXY STATEMENT

                         RELATING TO THE ANNUAL MEETING
                  OF SHAREHOLDERS TO BE HELD NOVEMBER 15, 1997

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the
         Commission Only (as permitted by
         Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                              PROCYON CORPORATION
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                (Name of Registrant as Specified in its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
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pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                              PROCYON CORPORATION

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 15, 1997

                    ----------------------------------------

         Notice is hereby given that the Annual Meeting of Shareholders of Procyon Corporation, a Colorado corporation (the "Company"), will be held at the Clearwater Beach Hotel, 500 Mandalay Boulevard, Clearwater, Florida 34615 on Saturday, November 15, 1997, at 9:00 A.M. Eastern time, or at any adjournment or adjournments thereof, for the following purposes:

         1. To elect four directors to hold office for the term set forth in the accompanying Proxy Statement and until their successors shall have been duly elected and qualified;

         2. To ratify the appointment of BDO Seidman, LLP as independent auditors; and

         3. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING, although only shareholders of record at the close of business on October 24, 1997, will be entitled to notice of, and to vote at, the meeting or any adjournment thereof. The transfer books of the Company will not be closed.

                                        By Order of the Board of Directors,


                                        John C. Anderson
                                        President
Clearwater, Florida
October 27, 1997

                                   IMPORTANT

PLEASE MARK, DATE, SIGN, NOTE ANY CHANGE OF ADDRESS AND RETURN THE ENCLOSED PROXY CARD IMMEDIATELY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, WE WILL BE GLAD TO RETURN YOUR PROXY SO THAT YOU MAY VOTE IN PERSON.

                              PROCYON CORPORATION
                                   SUITE 410
                             1150 CLEVELAND STREET
                           CLEARWATER, FLORIDA 34615
                                 (813) 447-2998

                     --------------------------------------

                                PROXY STATEMENT

                     --------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 15, 1997

                     --------------------------------------

GENERAL

         The enclosed proxy is solicited by the Board of Directors of Procyon Corporation (hereinafter referred to as the "Company") for use at the Annual Meeting of Shareholders to be held at the Clearwater Beach Hotel, 500 Mandalay Boulevard, Clearwater, Florida at 9:00 a.m., Eastern Time, on Saturday, November 15, 1997, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. This Proxy Statement and the form of proxy will be mailed to shareholders on or about October 28, 1997. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by notifying the Secretary of the Company. Unless the proxy is revoked, or unless it is received in such form as to render it invalid, the shares represented by it will be voted in accordance with the instructions contained therein.

         The record date with respect to this solicitation is October 24, 1997. All holders of record of Common Stock and Preferred Stock of the Company as of the close of business on that date are entitled to vote at the meeting. As of October 15, 1997, the Company had a total of 5,789,120 shares of Common and Preferred Stock outstanding. Each share is entitled to one vote. A majority of the votes entitled to be cast constitutes a quorum. If a quorum exists, action on any matter other than the election of directors will be approved if the votes cast in person or by proxy at the meeting favoring the action exceed the votes cast opposing the action. In the election of directors, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election will be elected. Abstentions and broker non-votes are not counted in the calculation of the vote. A proxy may be revoked by the shareholder at any time prior to its being voted. If a proxy is properly signed and is not revoked by the shareholder, the shares it represents will be voted at the meeting in accordance with the instructions of the shareholder. If the proxy is signed and returned without specifying choices, the shares will be voted in accordance with the recommendations of the Board of Directors. The cost of this solicitation will be borne by the Company. Employees and directors of the Company may solicit proxies but will not receive any additional compensation for such solicitation. Proxies may be solicited personally or by mail, facsimile, telephone or telegraph.

         As a matter of policy, proxies, ballots and voting tabulations that identify individual shareholders are held confidential by the Company. Such documents are available for examination only by the inspectors of election, none of whom is an employee of the Company, and certain employees associated with tabulation of the vote. The identity of the vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

                           I.  ELECTION OF DIRECTORS

         The four nominees for election as directors are identified below. All nominees are now members of the Board of Directors. The Board of Directors knows of no reason why any nominee would be unable to serve as a director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate or the Board of Directors may reduce the number of directors to eliminate the vacancy.

         The following material contains information concerning the nominees, including their recent employment, positions with the Company, other directorships and age as of the date of this Proxy Statement.

                                                               CAPACITIES IN                     DIRECTOR
            NAME                       AGE                     WHICH SERVED                       SINCE
----------------------------           ---             ----------------------------             ---------
John C. Anderson                        53            President, Chief Executive and              1994
                                                      Financial Officer, and Director
Chester L. Wallack                      55            Director                                    1995
Fred W. Suggs, Jr.                      50            Director                                    1995
Alan B. Crane                           46            Director                                    1995
----------------------------

         John C. Anderson. Mr. Anderson has served as a director of the Company and also as its President and Chief Executive and Financial Officer since November, 1994, when he purchased a controlling interest in the Company. From 1989 to 1994, he served as President of Rush-In Mart, Inc., an import-export firm doing business primarily in the former Soviet Union. From 1978 to 1989, he served as President of Stuffit Company, Inc., a print and mail direct marketing firm with over 300 employees and eleven locations. From 1970 to 1978, he served as President of Radius International, a firm engaged in retail and exporting activities. Mr. Anderson received a Bachelor of Science degree in Business Administration from Kansas State University.

         Chester L. Wallack. Mr. Wallack serves as Chief Executive Officer of Felton West, Inc., a real estate development and construction company in Dover, Delaware. Mr. Wallack is a retired United States Air Force officer having served as a pilot and in various management capacities. He graduated from the University of Kansas with a B.S. in Industrial Management and from Southern Illinois University with an M.B.A. in Finance.

         Fred W. Suggs, Jr. Mr. Suggs has been a practicing attorney since 1975. He is a partner in the Greenville, South Carolina office of Ogletree, Deakins, Nash, Smoak & Stewart, specializing in labor and employment law. He has been certified as a specialist in labor and unemployment law by the South Carolina Supreme Court and is a frequent lecturer on labor and employment law issues. Mr. Suggs graduated from Kansas State University with a B.S. degree and he received his J.D. degree from the University of Alabama.

         Alan B. Crane. Mr. Crane is a partner in Crane Farms, a farming partnership in Larned, Kansas. Mr. Crane was appointed by the governor of Kansas to the Kansas Water Authority to oversee project expenditures. He received a B.S. from Kansas State University.

KEY EMPLOYEE

         Ronald L. Maddix. Mr. Maddix has served as the President and Chief Executive Officer of the Company's wholly-owned subsidiary, Amerx Health Care Corporation, since July 1996. From February 1995 to June 1996, Mr. Maddix served as President of SunStates Medical Products, Inc., a distributor of medical capital equipment. From July 1993 to February 1995, he served as President of Granitec Corporation, a manufacturer of building materials. From July 1992 to July 1993, he served as President of Environmed International, Inc., a medical products company. From March 1987 to July 1992, Mr. Maddix served as Vice President of Marketing for a microsurgical laser manufacturer.

COMMON STOCK OWNERSHIP

         The following table sets forth certain information regarding beneficial ownership of Common Stock as of October 24, 1997 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each director or nominee, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted. The address of each person listed is 1150 Cleveland Street, #410, Clearwater, Florida 54615.

                                                                                      SHAREHOLDINGS ON
                                                                                      OCTOBER 24, 1997
                                                                               -----------------------------
                                                                                NUMBER OF        PERCENT OF
     NAME AND ADDRESS                                                           SHARES(1)          CLASS
-------------------------------                                                -----------     -------------
John C. Anderson  . . . . . . . . . . . . . . . . . . . . . . . . . .            3,386,000          80.7%
Chester L. Wallack  . . . . . . . . . . . . . . . . . . . . . . . . .               60,000           1.4%
Fred W. Suggs . . . . . . . . . . . . . . . . . . . . . . . . . . . .              100,000           2.3%
Alan B. Crane . . . . . . . . . . . . . . . . . . . . . . . . . . . .               86,000           2.0%
All directors and officers
  as a group (four person)  . . . . . . . . . . . . . . . . . . . . .            3,632,000          81.8%

---------------------------

(1)  Consists of 36,000, 60,000, 100,000 and 86,000 shares of Series A
     Preferred Stock owned by Messrs. Anderson, Wallack, Suggs and Crane respectively, which Preferred Stock is convertible into an equal number of shares of Common Stock of the Company. Such conversion occurs (i) at the option of the holder, or (ii) automatically, effective as of the close of a public offering of Common Stock if such public offering satisfies certain size and price per share requirements.

EXECUTIVE COMPENSATION AND OTHER MATTERS

     Summary Compensation Table. The following table sets forth the annual and long-term compensation for services in all capacities to the Company for the two fiscal years ended June 30, 1997 and 1996 of the Company's Chief Executive Officer (the "Named Officer"). No other officer of the Company received total annual salary and bonus in excess of $100,000 during the year ended June 30, 1997.

                                                                      LONG TERM COMPENSATION
                                                                      ----------------------
                                                                              AWARDS
                                              ANNUAL COMPENSATION        ----------------
                                   FISCAL   ----------------------    SECURITIES UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR    SALARY($)    BONUS($)        OPTIONS/SARS(#)     COMPENSATION($)
---------------------------        ------   ---------    --------     ---------------------  ---------------
John C. Anderson,                   1997       $144,000     $  -0-                 --             $  -0-
 President, Chief Executive         1996        144,000     $  -0-                 --             $  -0-
 and Financial Officer and
 Director

     Option Grants Table. No grants of stock options were made during the fiscal year ended June 30, 1997.

     Fiscal Year-End Options/Option Values Table. The Named Officer does not have any options to purchase the Company's securities.

COMPENSATION OF DIRECTORS

        No employee of the Company receives any additional compensation for his services as a director. No non-employee director receives any compensation for his service; however, the Board of Directors has authorized payment of reasonable travel or other out-of-pocket expenses incurred by non-management directors in attending meetings of the Board of Directors. The Board of Directors may consider alternative director compensation arrangements from time to time.

OPTION PLAN

        The Company has an Incentive Stock Option Plan pursuant to which 1,000,000 Common Shares are reserved for issuance. The Plan, designed as an incentive for key employees, provides that no option may be granted at an exercise price of less than the fair market value of the Common Shares of the Company on the date of grant. No options have been granted to date under this plan.

BOARD AND COMMITTEE ATTENDANCE

        In fiscal year 1997, the Board of Directors held one formal meeting and all directors attended that board meeting. There are no committees of the Board of Directors.

        THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE DIRECTOR NOMINEES IDENTIFIED ABOVE.


                          III.  SELECTION OF AUDITORS

        The firm of BDO Seidman, LLP has examined the financial statements of the Company for the fiscal year ended June 30, 1997. Subject to shareholder approval, BDO Seidman, LLP has been re-appointed by the Board of Directors to serve as the Company's independent auditors for the ensuing fiscal year. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if it is their desire to do so, and will be available to respond to appropriate questions from shareholders.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR THE COMPANY.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission, The Nasdaq Stock Market, Inc. and the Company. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file, or late filing, of such reports. Based solely on the Company's review of Forms 3, 4 and 5 and amendments thereto furnished to the Company and written representations with respect to filing of such Forms, the Company is not aware of any failure to file, or late filing, of any such reports due through the most recent fiscal year.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On January 31, 1996, The Company entered into an Agreement and Plan of Exchange (the "Agreement") with Amerx Health Care Corp., a corporation based in Clearwater, Florida ("Amerx"). The Agreement provided that the Company would acquire Amerx through a share exchange in which all of the issued and outstanding common stock of Amerx would be exchanged for a total of 3,000,000 (post-split) shares of Common Stock of the Company (the "Exchange"). The Agreement provided that as a condition to the Exchange, the Company would complete a five for one reverse split of its issued and outstanding shares of Common Stock. The reverse stock split was approved by the Company's shareholders on April 15, 1996. The reverse stock split became effective on May 8, 1996 and the Exchange was completed as of May 9, 1996. Prior to the Exchange, Amerx was wholly-owned by John C. Anderson.

        During fiscal 1995, Mr. Anderson advanced $348,363 to the Company which was used to fund operations and an investment in a certificate of deposit. The certificate of deposit was pledged to guaranty a letter of credit which was obtained by the Company in order to finance certain proposed inventory purchases. The anticipated inventory purchases were not made, and the letter of credit was not used. Effective July 1, 1995, Mr. Anderson converted $117,500 of the advance plus accrued interest of $15,500 into paid in capital, which was accounted for as part of the Exchange. The remainder of the advances were repaid during fiscal 1996 following liquidation of the certificate of deposit.

        At June 30, 1996, the Company had issued a total of 1,355,000 shares of its Preferred Stock to certain private investors. The Company's directors, consisting of Messrs. Anderson, Wallack, Suggs and Crane, have purchased a total of 297,000 shares of Preferred Stock at a price of $1 per share. Such purchases were made on terms and conditions which were identical to the purchases made by all other private investors.

                                 ANNUAL REPORT

        The Annual Report to Shareholders for the fiscal year ended June 30, 1997 is being sent to all shareholders with this Proxy Statement. The Annual Report to Shareholders does not form any part of the material for the solicitation of any Proxy. The Annual Report to Shareholders contains the Company's Annual Report on Form 10-KSB for the year ended June 30, 1997 as filed with the Securities and Exchange Commission. An additional copy, without exhibits, is available without charge to any shareholder of the Company upon written request to John C. Anderson, Procyon Corporation, 1150 Cleveland Street, Suite 410, Clearwater, Florida 34615.

                             SHAREHOLDER PROPOSALS

        Shareholders who intend to submit proposals for inclusion in the Proxy Statement relating to the year ending June 30, 1998 must do so by sending the proposal and supporting statements, if any, to the Company no later than June 30, 1998. Such proposals should be sent to the attention of the Corporate Secretary, Procyon Corporation, 1150 Cleveland Street, Suite 410, Clearwater, Florida 34615.

                                 OTHER MATTERS

        Except for the matters described herein, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at such meeting that is a proper subject for action by the shareholders. However, if any other matters should properly come before the Annual Meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person or person acting under the Proxy.

                             PROCYON CORPORATION
       ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 15, 1997

  KNOW ALL MEN BY THESE PRESENTS: that the undersigned shareholder of Procyon Corporation (the "Company") hereby constitutes and appoints John C. Anderson and Chester L. Wallack, or either of them, as attorneys and proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock or Preferred Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held November 15, 1997, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting of Shareholders and Proxy Statement dated October 27, 1997, receipt of which is acknowledged.

1. TO CONSIDER AND ACT UPON A PROPOSAL TO ELECT MESSRS. JOHN C. ANDERSON, CHESTER L. WALLACK, FRED W. SUGGS, JR., AND ALAN B. CRANE AS DIRECTORS TO HOLD OFFICE FOR ONE-YEAR TERMS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

            [ ]    FOR ELECTION OF ALL NOMINEES (except as shown below)

                   Instruction: To withhold authority to vote for any
                                individual nominee, strike through the
                                nominee's name below.

            [ ]    WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

                   JOHN C. ANDERSON
                   CHESTER L. WALLACK
                   FRED W. SUGGS, JR.
                   ALAN B. CRANE

2.     TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS AUDITORS OF THE
       COMPANY.

                   [ ]    FOR RATIFICATION
                   [ ]    AGAINST RATIFICATION
                   [ ]    ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY AND ALL ADJOURNMENTS THEREOF.

                   [ ]    AUTHORIZED TO VOTE
                   [ ]    ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND FOR PROPOSALS 2 AND THE PROXY HOLDERS WILL VOTE ON ANY PROPOSAL UNDER 3 IN THEIR DISCRETION AND IN THEIR BEST JUDGMENT.

Please mark, date, and sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:
      ---------------------               --------------------------------------
                                          Signature

Dated:
      ---------------------               --------------------------------------
                                          Signature if held jointly